EXHIBIT 10.4

AMENDMENT TO THE

MORGAN STANLEY 401(k) PLAN

Morgan Stanley & Co. LLC (the “Company”) hereby amends the Morgan Stanley 401(k) Plan (the “401(k) Plan”) as follows:

1. Effective January 1, 2016, Section 2, Definitions, is amended by inserting “or sponsored” after “maintained” and inserting “223,” after “401(k)” in the second sentence of the definition of “Earnings”.

2. Effective January 1, 2016, Section 2, Definitions, is further amended by inserting “223,” after “401(k)” in the first sentence of the definition of “Testing Compensation”.

3. Effective January 1, 2016, Appendix B, Morgan Stanley Participating Companies, is amended by replacing the reference to “Morgan Stanley Asset Management Inc.” with “Morgan Stanley Investment Management Inc.” and inserting the following at the end of the list of Participating Companies therein:

“Morgan Stanley Bank, N.A.

MS Financing Inc.

Morgan Stanley Services Group Inc.

Morgan Stanley Services Company Inc.

Morgan Stanley Commercial Financial Services LLC

Morgan Stanley Private Bank, N.A.

Morgan Stanley NLE, LLC

Ceres Managed Futures LLC

Morgan Stanley Energy Capital, Inc.

Morgan Stanley Senior Funding Inc.”

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IN WITNESS WHEREOF, the Company has caused this Amendment to be executed on its behalf as of this 13th day of December, 2016.

MORGAN STANLEY & CO. LLC

By:	/s/ Jeffrey Brodsky
Title:	Chief Human Resources Officer